UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT:  September 12, 2008

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its charter)

OHIO 0-01097	31-0455440
(State or other jurisdiction of (Commission File No.)	(I.R.S. Employer
Incorporation or organization)	Identification No.)

600 ALBANY STREET, DAYTON OHIO	45408
(Address of principal executive offices)	(Zip Code)

(937) 443-1000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Standard Register Company announced the retirement of its President and Chief Executive Officer, Dennis L. Rediker, effective September 12, 2008.  In connection with Mr. Rediker’s retirement, the Company has agreed to provide a retirement benefit of one year’s salary ($780,000) plus short term bonus for 2008, if any, in addition to his accrued retirement plan benefits.

The Company also announced that Joseph P. Morgan, Jr. will serve as Acting CEO following Mr. Rediker’s retirement.  Mr. Morgan was appointed Executive Vice President and Chief Operating Officer in April 2008, and served as Vice President, Chief Technology Officer and General Manager of the Company’s On Demand Solutions Group from December 2005 to April 2008, and as Chief Technology Officer from January 2003 to December 2005.

Item 9.01

Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

99.1

Press Release dated September 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT

THE STANDARD REGISTER COMPANY

Date:  September 12, 2008

/s/ Kathryn A. Lamme

By: Kathryn A. Lamme

Senior Vice President, General Counsel,

and Secretary